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                             LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT, is entered into as of SEPTEMBER 24, 1998 between VOICEPLUS INC. ("Borrower"), having a place of business at 39420 LIBERT STREET, SUITE 250, FREMONT, CA 94538 and AEROFUND FINANCIAL having a place of business at 2787 Moorpark Avenue, San Jose, California, 95128 ("Lender").

                                       RECITALS

          A. The Borrower has requested that Lender provide financial accommodations to Borrower as more fully set forth herein and in the Loan Documents.

          B. The Borrower has requested that the Guarantor guaranty the Obligations.

          C. This Agreement is entered into and will be performed in the State of California.

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties hereby agree as follows:

                                      AGREEMENT

          D.   Certain Definitions and Index to Definitions.

          1. ACCOUNTING TERMS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

          2. DEFINITIONS. The following terms shall have the following respective meanings:

               a. "ACCOUNT DEBTOR" - the obligor on an Account.

               b. "ACCOUNTS" - means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

               c. "ADMINISTRATIVE FEE" - 0% (ZERO PERCENT) of the Net Face Amount of each Account created by Borrower.

               d. "ADVANCES" - advances made by Lender to Borrower under Section
2.1 hereof.

               e. "AGREEMENT" - means this Loan and Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Loan and Security Agreement.


               f. "AUDIT FEE" - $750.

               g. "AVERAGE UNUSED PORTION OF MAXIMUM AMOUNT" - means the Maximum Amount less the average Obligations that were outstanding during the immediately preceding month.

               h. "BORROWER" - see Preamble.

               i. "BORROWER'S ACCOUNT" - any general deposit account of Borrower.



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               j. "BORROWER'S BOOKS" - means all of Borrower's books and records including ledgers, records indicating, summarizing, or evidencing Borrower's properties or assets or liabilities, all information relating to Borrower's business operations or financial condition, and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

               k. "BORROWING BASE" - 80% (EIGHTY PERCENT) percent of the Net Face Amount of Borrower's Eligible Accounts.

               l. "BORROWING BASE CERTIFICATE" - a request for an Advance, in the form annexed hereto. (Exhibit D.2.L)

               m. "BUSINESS DAY" - means any day which is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

               n. "CLEARANCE DAYS" - 3 (THREE) Business Days.

               o. "CLEARANCE DAY PAYMENTS" - payments received by Lender, in whatever form and from whatever source, in reduction of the Obligations.

               p. "CLOSING DATE" - means the date on which this Agreement is accepted by Lender.

               q. "COLLATERAL" - any collateral now or hereafter described in any form UCC-1 filed against Borrower naming Lender as the secured party, and all of Borrower's right, title and interest in and to the following property, now owned and hereafter acquired:

                    (1) All accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor, contract rights, chattel paper, general intangibles, including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, and fixtures, documents, instruments, letters of credit, deposit accounts, certificates of deposit, securities, bankers' acceptances or guaranties, credits, and all other interests in Borrower's property now or hereafter held in any capacity by Lender or any entity which at any time participates in Lender's financing of Borrower, and all agreements or other property securing or relating to any of the items listed above; and

                    (2) All goods, including, but not limited to the following:

                         (a) All Inventory;

                         (b) All Equipment;

                         (c) All consumer goods, farm products, crops growing or
to be grown, timber to be cut, minerals or the like (including, but not limited to, oil and gas), wherever located and of whatever kind, nature or description; and

                    (3) All real or other personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff; and

                    (4) All Borrower's Books; and

                    (5) All products and proceeds of the foregoing, in whatever form and wherever located, including, but not limited to, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

               r. "COMMITMENT FEE" - an amount equal to 1.0% (one PERCENT) of the maximum amount.

               s. "DEBTOR (ACCOUNT DEBTOR) SET-UP FEE - $0.00 (ZERO DOLLARS).


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               t. "DEFAULT RATE" - 20% (TWENTY PERCENT) per annum in excess of the Interest Rate.

               u. "EARLY TERMINATION PREMIUM" - the greater of:

                    (1) the total interest and fees for the immediately preceding six (6) months; or

                    (2) $20,000 (TWENTY THOUSAND) Dollars.

               v. "ELIGIBLE ACCOUNT" - an Account, excluding the following:

                    (1) Accounts which remain uncollected more than 90 days from invoice date ("Delinquent Accounts");

                    (2) Accounts due from an Account Debtor that has suffered a business failure or the termination of its existence, or as to which a dissolution, insolvency or bankruptcy proceeding has been commenced, any assignment for the benefit of creditors has been made, or a trustee, receiver or conservator has been appointed for all or any part of the property of such Account Debtor;

                    (3) Accounts due from an Account Debtor affiliated with Borrower in any manner, including, without limitation, as stockholder, owner, officer, director, agent or employee;

                    (4) Accounts with respect to which payment is or may be conditional;

                    (5) Accounts with respect to which the Account Debtor is not a resident of the United States, and which are not either (i) covered by credit insurance in form and amount, and by an insurer, satisfactory to Lender, or (ii) supported by one or more letters of credit that are assignable by their terms and have been delivered to Lender in an amount, of a tenor, and issued by a financial institution, acceptable to Lender;

                    (6) Accounts due from an Account Debtor who is any national, federal or state government, including, without limitation, any instrumentality, division, agency, body or department thereof, except where such account debtor has agreed to make payment directly to the Lender;

                    (7) Accounts commonly known as "bill and hold" or a similar arrangement;

                    (8) Accounts due from an Account Debtor as to which 25 percent or more of the aggregate dollar amount of all outstanding Accounts owing from such Account Debtor are Delinquent Accounts;

                    (9) That portion of Accounts due from an Account Debtor which is in excess of 50 percent of Borrower's aggregate dollar amount of all outstanding Accounts Receivable;

                    (10) Accounts as to which Borrower is or may become liable to the Account Debtor for any reason;

                    (11) Accounts which are not free of all liens, encumbrances, charges, rights and interest of any kind, except in favor of Lender;

                    (12) Accounts which are supported or represented by a promissory note, post-dated check or letter of credit unless such instrument is actually delivered to Lender;

                    (13) Accounts with respect to which the Account Debtor is located in New Jersey, Minnesota, or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

                    (14) Accounts that are payable in other than United States Dollars;

                    (15) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.


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                    (16) Accounts which are unsuitable as collateral, as
determined by Lender in the exercise of its reasonable sole discretion

               w. "EQUIPMENT" - means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), wherever located, and any interest of Borrower in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

               x. "EVENT OF DEFAULT" - See Section 11.

               y. "FEIN" - means Federal Employer Identification Number.

               z. "GAAP" - means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

               aa. "GUARANTOR(S)" - DOUG ZORN

               bb. "INTEREST RATE" -2.75% computed on a monthly basis..

               cc. "INVENTORY" - means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

               dd. "LOAN DOCUMENTS" - means this Agreement, any other note or notes executed by Borrower and payable to Lender, and any other agreement entered into in connection with this Agreement.

               ee. "MAINTENANCE FEE" - an amount equal to 0.0% (ZERO PERCENT) of the average outstanding balance of the Accounts for the preceding month

               ff. "MAXIMUM AMOUNT" - $1,000,000.

               gg. "MAXIMUM AMOUNT INCREASE FEE" - 0% of any increase in the maximum amount

               hh. "MINIMUM MONTHLY CHARGE" - $12,000 (TWELVE THOUSAND DOLLARS)

               ii. "MONETARY COLLATERAL" - cash, checks or other proceeds of Collateral in tangible form.

               jj. "NEGOTIABLE COLLATERAL" - means all of Borrower's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower), documents, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

               kk. "NET FACE AMOUNT" - with respect to an Account the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

               ll. "OBLIGATIONS" - all present and future obligations owing by Borrower to Lender whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any bankruptcy case in which Borrower is a debtor, and all principal, interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or incurred by Lender in connection with this Agreement and/or the transaction(s) related thereto;

               mm. "OVERAVAILABILITY FEE" - 18% (EIGHTEEN PERCENT) per annum multiplied by the amount by which the average outstanding balance of the Obligations exceeds the Borrowing Base.


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               nn. "PERMITTED LIENS" - means:

                    (1) liens and security interests held by Lender,

                    (2) liens for unpaid taxes that are not yet due and payable;

                    (3) liens and security interests set forth on the schedule attached hereto;

                    (4) mechanics', materialmen's, warehousemen's, or similar liens.

                    oo. "PRIME RATE" - the Prime Rate as reflected in The Wall Street Journal (Western Edition). If such rate is shown as a range, then the Prime Rate shall be the highest value in such range.

                    pp. "RENEWAL DATE" - the date which is SIX MONTHS from the Closing Date.

                    qq. "TERMINATION DATE" - the earlier of the expiration of this Agreement by its terms or the date on which the Lender elects to terminate this Agreement pursuant to the terms herein.

                    rr. "WIRE FEE" - $10 (TEN DOLLARS).

          E. CREDIT FACILITIES.

               1. Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective until the Termination Date Lender, upon the request of Borrower, shall from time to time make Advances to Borrower.

               2. Each request from Borrower for an Advance shall be accompanied by Borrowing Base Certificate, completed and signed by Borrower.

               3. GENERAL. All advances by Lender may be made by transferring funds to Borrower's Account.

               4. AUTHORIZATION FOR ADVANCES. Lender is authorized to make
Advances: (1) upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Borrower; or
(2) at the sole discretion of Lender, and notwithstanding any other provision in this Agreement, if necessary to meet any Obligations, including but not limited to any interest not paid when due.

               5. CONDITIONS OF LENDER'S OBLIGATIONS. All conditions of Lender's obligations to make Advances are imposed solely and exclusively for the benefit of Lender and may be freely waived or modified in whole or in part by Lender at any time.

               6. LIMITATIONS ON CREDIT FACILITIES. Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make an Advance if, before or as a result thereof the Obligations shall exceed either the Borrowing Base or the Maximum Amount.

          F. PAYMENTS BY BORROWER.

               1. IN GENERAL.

                    a. No checks, drafts or other instruments received by Lender purportedly in satisfaction of any of the Obligations shall constitute payment thereof unless and until such instruments have actually been collected.

                    b. Borrower shall have the right to make payments at any time in reduction of the Obligations, in whole or in part, without premium or penalty; provided, however, that Lender may apply any payments received by Borrower to any of the Obligations, or portion thereof, in any manner and in any order as Lender may determine in its sole discretion, notwithstanding contrary instructions received from the payor.


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                    c. Borrower shall promptly make payments, without demand or notice, in reduction of the Obligations in the amount by which the Obligations exceeds the lesser of the Borrowing Base or the Maximum Amount.

               2. INTEREST AND FEE PAYMENTS.

                    a. INTEREST.

                         (1) The interest on the Obligations shall be computed
at the Interest Rate, shall be due on the first day of each month following the accrual thereof, and shall be computed on the basis of a 360-day year for actual days elapsed. For any month in which the interest paid by Borrower to Lender hereunder is less than the Minimum Monthly Charge, the difference shall be added to Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).

                         (2) Lender is authorized to debit Borrower's Account on
the first business day of each month for interest accrued hereunder on the daily Obligations during the preceding month at the Interest Rate;

                         (3) Any interest not paid when due (whether by
acceleration or otherwise, and before as well as after judgment) shall accrue at the Default Rate.

                    b. UNUSED LINE FEE. N/A.

                    c. ADMINISTRATIVE FEE. N/A.

                    d. COMMITMENT FEE. Borrower shall pay lender the Commitment Fee immediately upon lender's acceptance of this agreement. Borrower shall also pay lender the Commitment Fee for any increase in the maximum amount during the term of this contract.

                    e. MAINTENANCE FEE. N/A

                    f. DEBTOR SET-UP FEE. Borrower shall pay lender the Debtor Set-Up Fee immediately upon the set-up of each new debtor.

                    g. OVERAVAILABILITY FEE. Borrower shall pay the Overavailability Fee to lender each month for the computed average balance of the advanced amount which is in excess of the eligible amount.

                    h. WIRE FEE. Borrower shall pay Lender the Wire Fee for each wire transfer of funds. Borrower shall receive two wires per week at no charge.

               3. REPAYMENT OF OBLIGATIONS UPON TERMINATION. Upon the Termination Date, the unpaid balance of the Obligations shall be due and payable without demand or notice.

               4. MINIMUM MONTHLY CHARGE. For any month in which the Administrative Fee paid by Borrower to Lender hereunder is less than the Minimum Monthly Charge, the difference shall be added to Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).


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               5. APPLICATION OF COLLECTIONS. Lender shall, for the purpose of the computation of interest due hereunder, add the Clearance Days to any Clearance Day Payments, which is acknowledged by the parties to constitute an integral aspect of the pricing of Lender's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Lender. Should any check or item of payment net be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly.

          G. CONDITIONS PRECEDENT TO ALL ADVANCES

               1. The representations and warranties combined in the Loan Documents shall be true and correct in all respects on and as of the date of such Advance,

               2. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date of such Advance;

               3. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the making of such Advance shall have been issued and remain in force by any governmental authority against Borrower or Lender.

          H. TERMINATION; AUTOMATIC RENEWAL; EARLY TERMINATION.

               1. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on the Renewal Date, and automatically shall be renewed for successive years thereafter, unless sooner terminated pursuant to the terms hereof.

               2. Either party may terminate this Agreement effective on the Renewal Date or on the anniversary hereof by giving the other party a written notice of termination at least ninety days (90) prior to expiration by registered or certified mail, return receipt requested. Contract will renew for one (1) year from expiration date should notice not be given. The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default

               3. If Borrower has sent a notice of termination under Section H.2 hereof but has failed to pay all Obligations on the date set forth in said notice, then Lender may, but shall not be required to, renew this Agreement for on additional twelve month period

               4. The provisions of this Agreement notwithstanding, Borrower shall have the option, at any time upon ninety (90) days prior written notice to Lender, to terminate this Agreement by paying to Leader, in cash the Obligations and the Early Termination Premium.

               5. If Lender terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower shall pay to Lender upon the effective date of such termination, the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Lender as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing.

          I. SECURITY INTEREST.

               1. Borrower hereby grants to Lender a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents.

               2. Borrower shall immediately upon the request of Lender, endorse and deliver Negotiable Collateral to Lender.


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          J. COLLECTION AND ADMINISTRATION OF ACCOUNTS.

               1. COLLECTION.

               2. MONETARY COLLATERAL. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that Monetary Collateral be (or, if received by Borrower, shall cause same to be) (a) sent to a post office box designated by and/or in the name of Lender, or in the name of Borrower, but as to which access is limited solely to Lender and/or (b) paid delivered to Lender. In connection therewith, Borrower shall execute such post office box and/or blocked bank account agreements as Lender shall specify.

               3. ELECTRONIC PROCEEDS OF COLLATERAL. In the event Borrower receives proceeds of Collateral in the form of wire transfer or other intangible funds transfer mechanism, Borrower shall immediately pay such proceeds to Lender.

               4. POWER OF ATTORNEY. Borrower hereby appoints Lender and any designee of Lender as Borrowers attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, are irrevocable until all of the Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to any Account Debtor or any bailee notice of the interest of Lender in the Collateral or request from any such entity, at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Account and any amounts owing with respect thereto, (c) notify any Account Debtor to make payment directly and solely to Lender, or notify bailees as to the disposition of Collateral, (d) take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon any Collateral, (e) after an Event of-Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (f) after an Event of Default, upon any terms and conditions, extend the time of payment of, compromise, or settle for cash, credit, return of merchandise, any and all Accounts and discharge or release any Account Debtor without affecting any of the Obligations, (g) execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to any or all of the Collateral, and (h) execute in the name of Borrower and file on behalf of Borrower with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having Borrower qualified to transact business in a particular state or geographic location.

               5. RELEASE. Borrower hereby releases and exculpates Lender, its officers, employees, agents, designees, attorneys, and accountants from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event shall Lender have any liability to Borrower for lost profits or other special or consequential damages.

               6. NO AMENDMENTS. After written notice by Lender to Borrower, and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance, (a) grant any extension of time for payment of any Account, (b) compromise or settle any Account for less than the full amount thereof, (c) release in whole or in part any Account Debtor, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Account.

               7. DELIVERY OF COLLATERAL. At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative original invoices, agreements, proof of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to any of the Collateral, together with customer statements, schedules describing the Accounts and/or statements of account and confirmatory assignments to Lender of the Accounts in form and substance satisfactory to Lender and duly executed by Borrower. Without limiting the provisions of any other section of this Agreement, Borrower will promptly notify Lender, in writing, of Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any Accounts. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any Accounts therefrom) limit or in any way be construed as a waiver, limitation, or modification of the Liens or rights of Lender or the warranties, representations, and covenants of Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by Borrower may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless Borrower requests their return in writing in advance and makes prior arrangements for their return, at Borrower's expense.


          K. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

               1. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for Permitted Liens.

               2. The Eligible Accounts are and will remain bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. At the time of the creation of an Eligible Account Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding such Eligible Account.

               3. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Lender's prior written consent) and are located only at the locations identified on the attached exhibit.

               4. Borrower now keeps, and hereafter at all times shall keep, correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

               5. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 84-1360852

               6. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any guarantor of the Obligations, except for ongoing collection matters in which Borrower is the plaintiff.

               7. All financial statements relating to Borrower or any guarantor of the Obligations that have been delivered by Borrower to Lender have been prepared in accordance with GAAP and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change in the financial condition of Borrower (or such guarantor, as applicable) since the date of the latest financial statements submitted to Lender on or before the Closing Date.

          L. AFFIRMATIVE COVENANTS. Until fall payment of the Obligations and termination of this Agreement, Borrower shall:

               1. FINANCIAL STATEMENTS, REPORTS AND CERTIFICATIONS. Furnish to Lender, in form and substance satisfactory to Lender:

                    a. ANNUAL FINANCIAL STATEMENTS. As soon as possible after the end of each fiscal year of Borrower, and in any event within SIXTY (60) days thereafter: (a) a complete copy of Borrower's financial statements, including but not limited to (i) the management letter, if any, (ii) the balance sheet as of the close of the fiscal year, and (iii) the income statement for such year, together with a statement of cash flows, COMPILED by accountants selected by Borrower and satisfactory to Lender, and (b) a statement certified by the chief financial officer of Borrower that Borrower is in compliance with all the terms, conditions, covenants and warranties of this Agreement; and

                    b. OTHER FINANCIAL STATEMENTS/TAX PAYMENTS AND STATEMENTS. No later than 14 days after the close of each QUARTER (an "Accounting Period"), Borrower's balance sheet as of the close of such Accounting Period and its income statement for that portion of the then current fiscal year through the end of such Accounting Period and Borrower's Tax Payments and appropriate statements through the end of such Accounting Period certified by Borrower's chief financial officer as being complete, correct, and fairly representing its financial condition and results of operations.

               2. INSPECTIONS. Permit Lender or any representatives thereof, during usual business hours, without notice to Borrower, to periodically (a) inspect Borrower's tangible assets and (b) inspect, audit, make copies of, and make extracts from Borrower's Books, and pay Lender the Audit Fee. In addition to the foregoing, Borrower hereby permits Lender at any time to access electronically information concerning any accounts maintained by Borrower with any bank or other financial institution so long as such access is in furtherance of, or to monitor compliance with, the terms of this Agreement. Borrower is obligated to pay lender the Audit Fee a maximum at twice per year, and in the event of default.

          3. EXPENSES.

               a. GENERALLY. Pay all reasonable out-of-pocket expenses of Lender (including, but not limited to, fees and disbursements of Lender's counsel) incident to (whether by judicial proceedings or otherwise, and whether any resulting dispute resolution procedure involving tort, contract or other claims):

                    (1) the preparation, negotiation, execution, administration and enforcement of the Loan Documents, any amendments, extensions and renewals thereof, and any other documents prepared in connection with any transactions between Borrower and Lender, whether or not executed;

                    (2) any expenses incurred by Lender (whether or not for the benefit of Borrower) under this Agreement, including, without limitation, all expenses for postage relating to the mailing of statements, invoices, and verifications, and all expenses relating to any audits of all or any portion of the Collateral;

                    (3) the protection of Lender's rights under the Loan Documents;

                    (4) defending against any and all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Loan Documents;

                    (5) or in any way arising out of a bankruptcy proceeding commenced by or against Borrower, including but not limited to expenses incurred in enforcing or defending Lender's claims against Borrower or the Collateral, defending any avoidance actions, and expenses related to the administration of said proceeding;

               4. TAXES AND EXPENSES REGARDING BORROWER'S ASSETS. Make timely payment or deposit of all taxes, assessments or contributions required of Borrower. If Borrower fails to make any such payment or deposit or furnish the required proof, Lender may, in its sole discretion and without notice to Borrower, (a) make payment of the same or any part thereof, or (b) set up such reserves against the Obligations as Lender deems necessary to satisfy the liability therefore, or both. Lender may conclusively rely on statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall constitute neither (i) an agreement by Lender to make similar payments in the future, nor (ii) a waiver by Lender of any default under the Loan Documents. Lender need not inquire into, nor contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

               5. LOCATION OF COLLATERAL. Give Lender written notice immediately upon forming an intention to change the location of its chief place of business or any of the Collateral.

               6. CHANGE IN NAME. Give Lender written notice immediately upon forming an intention to change its name or form of business organization.

               7. INSURANCE. At all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably appoints Lender and any designee of Lender as attorney-in-fact for Borrower to obtain at Borrower's expense, and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a Lender's loss payable endorsement naming Lender as loss payee as to all existing and future insurance policies relating to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any and all insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to the payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

               8. TAX RETURNS. Deliver to Lender copies of each of Borrower's federal income tax returns, and any amendments thereto, within thirty (30) days of the filing thereof with the Internal Revenue Service.

          M. NEGATIVE COVENANTS. Until full payment of the Obligations and termination of this Agreement, Borrower will not:

               1. Create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens;

               2. Enter into any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property, or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the properties, assets, stock, or other evidence of beneficial ownership of any entity.

               3. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of Borrower's properties, assets (other than sales of Inventory to buyers in the ordinary course of Borrower's business as currently conducted).

               4. Change Borrower's name, FEIN, business structure, or identity, or add any new fictitious name.

               5. Suspend or go out of a substantial portion of its business.

               6. Without thirty (30) days prior written notification to Lender, relocate its chief executive office to a new location and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's security interests and also provides to Lender a landlord's waiver in form and substance satisfactory to Lender. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

N. EVENTS OF DEFAULT. Each of the following events or conditions shall constitute an "Event of Default":

               1. Borrower defaults in the payment of any Obligations when due, whether at maturity, upon acceleration, or otherwise;

               2. Borrower is in default with respect to the Loan Documents;

               3. Borrower or any Guarantor (i) fails to pay any Indebtedness for borrowed funds when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) fails to perform or observe any term, covenant, or condition of any agreement relating to any such Indebtedness, if the effect of such failure to perform or observe is the acceleration of the maturity of such Indebtedness, whether or not such failure is waived by the obligee of such Indebtedness; or any such Indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

               4. An order for relief is entered against Borrower or any Guarantor by any United States Bankruptcy Court; or Borrower or any Guarantor does not generally pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or Borrower or any Guarantor makes an assignment for the benefit of creditors; or Borrower any Guarantor applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its property, or such custodian, receiver, trustee, or similar officer is appointed without the application or consent of Borrower or any Guarantor; or Borrower or any Guarantor institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against Borrower or any Guarantor; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial portion of the property of Borrower or any Guarantor;

               5. An adverse change occurs with respect to the financial condition or operations of Borrower which results in a material impairment of the prospect of repayment of Borrower's Indebtedness;

               6. A sale, hypothecation or other disposition is made of twenty percent or more of the beneficial interest in any class of voting stock of Borrower;

               7. Borrower fails to generate or provide accounts to Lender for a 30 day period.

               8. Any provision of this Agreement or any of the Loan Documents ceases, for any reason, to be valid and binding on Borrower;

               9. Any Guarantor fails to perform or observe any of such Guarantor's obligations under any Guaranty, or shall notify Lender of its intention to rescind, modify, terminate or revoke the Guaranty with respect to future transactions, or the Guaranty shall cease to be in full force and effect for any reason whatever.

          0. REMEDIES. Upon the occurrence of any Event of Default, automatically, at Lender's option:

               1. Lender's obligation to make any Advance available to Borrower shall terminate;

               2. All Obligations shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable;

               3. All Obligations shall accrue interest at the Default Rate; and

Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Loan Documents, at law, in equity, or otherwise, including but not limited to the placement of Lender's agents or employees on Borrower's premises to take all actions necessary to preserve the value of the Collateral.

          P. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of Lender's right to have all its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to record any terminations or satisfactions of any of its liens on the Collateral unless and until Borrower and all Guarantors have executed and delivered to Lender general releases which conform to California Civil Code Section 1541-2.

          Q. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, PROVIDED that, this Agreement shall not become effective until all counterparts hereof have been executed by all parties hereto.

          R. SURVIVAL. All representations, warranties and agreements herein contained shall be effective so long any portion of this Agreement remains executory.

          S. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          T. AMENDMENT. This Agreement shall not be changed, modified, amended, or terminated except by a writing duly executed by all parties hereto.

          U. WAIVER. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver of any breach or default of Borrower hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have. Any waiver, permit, consent or approval by Lender of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

          V. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          W. CHOICE OF LAW. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of California.

          X. STATUTE OF LIMITATIONS. Borrower waives the pleading of any statute of limitations with respect to any and all actions in connection herewith.

          Y. WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   For: VOICEPLUS INC

                                   By:  /s/ Douglas S. Zorn
                                       ---------------------------------

                                   Printed Name:
                                                 -----------------------
                                   Title:
                                          ------------------------------

                                   AEROFUND  FINANCIAL

                                   By:  /s/ Steve Troy
                                       ---------------------------------
                                   Title:    President
                                          ------------------------------

                                     Exhibit "A"

       ACKNOWLEDGMENT OF CALIFORNIA CHOICE OF LAW AND SANTA CLARA COUNTY VENUE

               The parties expressly acknowledge their agreement that:

          (1) California, as the state of the origin of the funding of this lending on accounts and the state in which the lending on accounts is to be consummated, is the place of performance of, the situs of, and the state with the most significant relationship with this agreement for lending on accounts and its subject matter; and that

          (2) California is the governing law applicable to this contract and its interpretation as provided in this entire Loan and Security Agreement.

          (3) Santa Clara County, as the county of the origin of the funding of this lending on accounts and the county in which the lending on accounts is to be consummated, is the place of performance of, the situs of, and the county with the most significant relationship with this agreement for lending on accounts and its subject matter will be venue of choice applicable to this contract and its interpretation as provided in this entire Loan and Security Agreement.

Agreed,
Borrower, VOICEPLUS INC                 Lender: Aero Fund Financial


By: /s/ Douglas S. Zorn                  /s/ Steve Troy
    --------------------------          --------------------------------

Printed Name:                                Steve Troy
              ----------------          --------------------------------

Title:                                       President
       -----------------------          --------------------------------

Date:                                        October 9, 1998
      ------------------------          --------------------------------


                                         -17-